                                                           EXHIBIT 10.10


         THE SECURITIES EVIDENCED BY THIS NOTE OR ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS OR AN EXEMPTION THEREFROM.

                           CONVERTIBLE PROMISSORY NOTE

Amount: $_________                                 New York, New York
                                                        April 7, 1998

For value received, GIGA INFORMATION GROUP, INC., a Delaware corporation ("Maker"), promises to pay __________________________________________________
("Payee") the principal sum of ___________________ (__________). Commencing
on June 1, 1998, and on each September 1, December 1, March 1 and June 1 thereafter until outstanding principal and interest on this Note shall have been paid in full or been converted as provided in paragraph 3, the Maker shall pay interest at the rate of twelve percent (12%) per annum on the principal of this Note outstanding during the period beginning on the date of issuance of this Note and ending on the Maturity Date. This Convertible Promissory Note (the "Note") is one of the Notes issued pursuant to a Loan and Warrant Purchase Agreement (the "Loan and Warrant Purchase Agreement"), dated April 7, 1998, among Maker and the lenders listed on Schedule A thereto (the "Lenders") and is subject to the terms and conditions of the Loan and Warrant Purchase Agreement. This Note is being issued simultaneously with the Warrants issued pursuant to the Loan and Warrant Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Loan and Warrant Purchase Agreement.

                  1. The outstanding principal amount and any unpaid accrued interest shall be due and payable on the date of the IPO (the "Maturity Date") pursuant to paragraph 2. The principal amount of this Note and accrued interest thereon may be prepaid in whole or in part at any time without penalty. On each date after the Closing Date upon which the Company receives proceeds from any sale of assets in excess of $100,000 (excluding sales of assets in the ordinary course of business), an amount equal to 100% of the net sale proceeds therefrom shall be applied as a mandatory repayment. Any payment will be applied first to the payment of any and all accrued and unpaid interest through the payment date and second to the payment of principal remaining due hereunder.

                  2. All payments of interest and principal shall be in lawful money of the United States of America and shall be made to Payee at Payee's address listed below not later than 5:00 p.m. New York time within ten (10) days of the Maturity Date by check payable to Payee. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or a public holiday under the laws of the State of New York, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

                  3. The outstanding principal amount of this Note and the outstanding Warrants issued to Payee simultaneously herewith shall be automatically converted on February 1, 1999 (unless the IPO has closed prior to such time) (the "Conversion Date"), into (i)(x) shares of Series D Preferred Stock of the Company (the "Series D Preferred Stock") (rounded upward to the nearest whole number) equal to the quotient obtained by dividing the outstanding principal amount of this Note by $7.00 (the "Series D Conversion Price") (subject to adjustment as set forth in Section 4 below) OR (at the Payee's option and upon 5 days' written notice to Maker prior to the conversion) (y) shares of Maker's equity securities (which shall not include shares of Common Stock issuable or issued to employees, consultants or directors of Maker directly or pursuant to a stock option plan or restricted stock plan or other compensation arrangement approved by the Board of Directors) ("Equity Securities") that are issued and sold to investors at the closing of any equity financing of Maker following the date of issuance of this Note and prior to the Maturity Date, as designated by Payee at its option as aforesaid (the "Equity Financing") at the price at which Equity Securities are sold in such Equity Financing (the "Equity Securities Conversion Price", and, together with the Series D Conversion Price, the "Conversion Price")(subject to adjustment as set forth in Section 4 below) (the number of Equity Securities to be issued upon such conversion of this Note shall be equal to the quotient obtained by dividing the outstanding principal amount of this Note by the price at which the Equity Securities are sold to investors in the Equity Financing) AND (ii) warrants on the warrant terms as set forth in attached Exhibit A (the "Additional Common Stock Warrants"); and this Note shall be surrendered at such time.

                  4. Adjustment of Conversion Price and Number of Shares of Series D Preferred Stock or Equity Securities. The number of securities issuable upon the conversion of this Note and the Conversion Price shall be subject to adjustment from time to time as follows:

                           a.       Consolidation, Merger, Reorganization, Etc.
If the Company at any time prior to the Maturity Date of this Note shall consolidate with or merge into any other corporation, reorganize or reclassify, or in any manner change the securities then purchasable upon the conversion of this Note, then upon consummation thereof this Note shall thereafter represent the right of Payee to receive, to the extent this Note is converted as provided above in Section 3, in lieu of shares of Series D Preferred Stock or Equity Securities, the cash or such number of securities to which Payee would have been entitled upon consummation thereof if this Note had converted immediately prior thereto. Upon any such event, an appropriate adjustment shall also be made to the Conversion Price, if necessary in the good faith judgment of the Board of Directors of the Company, to preserve the economic benefit intended to be conferred upon Payee in accordance with its terms.


                                      2.

                           b.       Stock Dividend, Split or Subdivision of
Shares. If the number of shares of Series D Preferred Stock or Equity Securities outstanding at any time after the date of original issuance is increased or deemed increased by a stock dividend payable in shares of Series D Preferred Stock, Equity Securities or other securities (including the Common Stock) convertible into or exchangeable for shares of Series D Preferred Stock or Equity Securities ("Equivalents") or by a subdivision or split-up of shares of Series D Preferred Stock, Equity Securities or Equivalents (other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date fixed for the determination of holders of Series D Preferred Stock, Equity Securities or Equivalents entitled to receive such stock dividend, subdivision or split-up, the Conversion Price shall be appropriately decreased (but in no event shall the Conversion Price be decreased below the par value of the Series D Preferred Stock or Equity Securities issuable upon conversion of this Note) and the number of shares of Series D Preferred Stock or Equity Securities issuable on conversion of this Note shall be increased in proportion to such increase in outstanding shares (on a fully diluted basis).

                           c.       Combination of Shares.  If, at any time
after the date of original issuance, the number of shares of Series D Preferred Stock or Equity Securities outstanding is decreased by a combination of the outstanding shares of Series D Preferred Stock or Equity Securities (other than a change in par value, from par value to no par value or from no par value to par value), then, following the effective date for such combination, the Conversion Price shall be appropriately increased and the number of shares of Series D Preferred Stock or Equity Securities issuable on conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

                           d.       Other Antidilution Rights. In addition to
the foregoing, in the event of an issuance of securities or other transaction by the Company which causes an adjustment to the Conversion Price of the Company's Series D Preferred Stock pursuant to the provisions of Subsections 6(c) through
(e) of the Company's Certificate of Designations of Series D Preferred Stock (the "Certificate of Designations"), then the Conversion Price of the shares of Series D Preferred Stock issuable upon conversion of this Note shall be automatically adjusted in accordance with the Certificate of Designations.

                           e.       Certificate as to Adjustments. Upon the
occurrence of each adjustment pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and shall (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of this Note and the Conversion Price in effect and

(ii) cause a copy of such statement to be mailed to Payee promptly after the date when the circumstances giving rise to the adjustment occurred.

                  5. If this Note is converted into shares of Series D Preferred Stock or Equity Securities as provided herein, accrued and unpaid interest shall be paid in cash and the provisions

                                      3.

of this Note relating to the obligation of the Maker to pay principal to the Payee, set forth above, shall be null and void and no payment of principal shall be owed or paid by Maker.

                  6. In case an Event of Default shall occur and be continuing, the principal of and accrued interest of this Note may be declared to be due and payable in the manner provided in the Loan and Warrant Purchase Agreement.

                  7. (a) This Note is nontransferable, except to affiliates of the Payee. Subject to the foregoing, this Note may be transferred only in compliance with applicable federal and state securities laws and only upon surrender of this original Note to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new promissory note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of the Note. Prior to the Maturity Date, the Warrant issued simultaneously herewith is subject to the transfer restrictions set forth herein and may not be transferred except to the transferee of this Note.

                           (b)      Each certificate representing (i) this
Note, (ii) the Additional Common Stock Warrants, (iii) shares of Series D Preferred Stock (or other Equity Securities) issued upon conversion of this Note, (iii) the shares of Common Stock issued upon exercise of the Warrant or Additional Common Stock Warrant and (iv) any other securities issued in respect of such shares of Series D Preferred Stock, Common Stock or Equity Securities upon any stock split, stock dividend or similar event (collectively, the "Restricted Securities"), shall (unless otherwise permitted by the provisions of
Section 7(c) below or unless such securities have been registered under the Securities Act) be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


         Upon request of a holder of a certificate with such legend imprinted thereon, the Company shall remove the foregoing legend therefrom or, if appropriate, issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received the opinion referred to in Section 7(c) to the effect that any transfer by such holder of the securities evidenced by such certificate will be exempt from the registration and/or qualification requirements of, and that such legend is not required in order to establish compliance with the Securities Act, and if applicable, any state securities laws under which transfer restrictions on such securities had been previously imposed.

                                      4.

                           (c)      Notice of Proposed Transfers. The holder of
each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 7(c). Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give ten (10) days prior written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the transferee and the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4(b) above.

                  8. Maker waives presentment, notice of nonperformance, protest, notice of protest, and notice of dishonor. No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right under this Note.

                  9. Any term of this Note may be amended and the observance of any term may be waived with the written consent of the Company and the holders of not less than 50% in the aggregate principal amount of the Notes then outstanding; provided, however, that without the written consent of each holder of the Notes, an amendment or waiver under this section may not (with respect to any Notes held by nonconsenting holders):

                           (a)      reduce the rate of interest on any Note; and

                           (b)      reduce the principal of or change the
Maturity Date of any of the Notes or alter the demand provisions with respect thereto.


                  10. This Note shall inure to the benefit of and bind the successors, permitted assigns, heirs, executors, and administrators of the parties hereto.

                  11. In case an Event of Default (as defined in the Loan and Warrant Purchase Agreement) shall occur and be continuing, the principal and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Loan and Warrant Purchase Agreement.

                  12. Maker and the Payee intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note, then it is the Maker's and the Payee's express intention that the Maker not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Payee to the Maker), and the provisions hereof

                                     5.

shall be immediately reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note. Any such crediting or refund shall not cure or waive any default by the Maker under this Note. The term "applicable law" as used in this Note shall mean the laws of the State of New York as such laws now exist or may be changed or amended or come into effect in the future.

                  13. If the indebtedness represented by this Note or any part thereof is collected at law or in equity or in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Maker agrees to pay, in addition to the principal and interest payable hereon, reasonable attorneys' fees and costs incurred by Payee.

                  14. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given upon delivery if personally delivered or upon deposit if deposited in the United States mail for mailing by certified mail, postage prepaid, and addressed as follows:

           If to Payee:   _______________________________________________
                          Potomac Tower
                          1001 Nineteenth Street North
                          Arlington, Virginia 22209

                          Attention:



           If to Maker:   Giga Information Group, Inc.
                          One Longwater Circle
                          Norwell, Massachusetts 02061
                          Attention:        Daniel M. Clarke

                          with a copy to:

                          Weil, Gotshal & Manges LLP
                          767 Fifth Avenue
                          New York, New York 10153
                          Attention:        Gerald S. Backman

                  Each of the above addressees may change its address for purposes of this paragraph by giving to the other addressee notice in conformance with this paragraph of such new address.

                                     6.

                  15. This Note is made in accordance with and shall be construed under the laws of the State of New York, other than the conflicts of law principles thereof.

                                     7.

                  EXECUTED as of the date first written above.

                                      MAKER

                                      GIGA INFORMATION GROUP, INC.

                                      By:
                                      --------------------------------------
                                      Name:

                                      --------------------------------------
                                      Title:

                                      PAYEE


                                      its affiliates

                                      By:
                                      --------------------------------------
                                      Name:

                                      ---------------------------------------
                                      Title:




                 [SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]


                                     8.

                         EXHIBIT A TO CONVERTIBLE NOTE

                            ADDITIONAL WARRANT TERMS

         Reference is made to that Convertible Promissory Note (the "Note") dated April 7, 1998 between Giga Information Group, Inc. and ________________ _________________________________. On the Conversion Date the terms provided for in these Additional Warrant Terms shall automatically become operative as a warrant (the "Warrant") pursuant to which ____________________________________
_________________ and permitted assigns ("Warrantholder"), shall be entitled to receive from Giga Information Group, Inc., a Delaware corporation (the "Company"), on the terms and conditions contained herein, such number of shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), at a price of Four Dollars and Fifty Cents ($4.50) per share (the "Warrant Price") as is equal to the number of shares of Series D Preferred Stock receivable upon conversion of the Note pursuant to Section 3(i)(x) thereof, multiplied by 1.08 (in each case subject to adjustment as set forth herein). Notwithstanding anything contained herein to the contrary, if the Warrantholder elects to convert into Equity Securities as provided in the Note, the number of shares of Common Stock and the Warrant Price that the Warrantholder shall be entitled to receive shall be the same number of shares at the same price as a purchaser of Equity Securities in the Equity Financing is entitled to receive (in each case subject to adjustment as set forth herein). Capitalized terms used herein but not defined herein shall have the meaning assigned to them in the Note.

                  1. Exercisability of Warrant. The Warrant shall be immediately exercisable upon the Conversion Date.

                  2. Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange. The Warrant may be exercised by Warrantholder, in whole or in part, by the surrender of the Warrant at the principal office of the Company at One Longwater Circle, Norwell, MA 02061, and by (a) the payment to the Company of the then applicable Warrant Price of the Common Stock being purchased, which Warrant Price may be paid, in whole or in part, by the delivery of cash or check payable to the order of the Company or cancellation of indebtedness (including accrued but unpaid interest) of the Company to the Warrantholder evidenced by a promissory note issued pursuant to the Loan and Warrant Purchase Agreement in an amount equal to such Warrant Price, and (b) delivery to the Company of a notice of exercise and an investment letter executed by Warrantholder in the forms attached hereto as Attachments 1 and 2. In the event of any exercise of the rights represented by the Warrant, certificates for the shares of Common Stock so purchased shall be delivered to Warrantholder within a reasonable time after the rights represented by the Warrant shall have been so exercised, and unless the Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which the Warrant shall not then have been exercised or that may become exercisable after such date, shall also be issued to Warrantholder within such time. In lieu of exercising the Warrant for a specified number of shares of Common Stock (the "Exercised Shares") and paying the aggregate Warrant Price therefor (the "Exercise Price"), Warrantholder may elect, at any time prior to the expiration of the Warrant, to receive a number of shares of Common Stock equal to the number of Exercised Shares minus that number of shares of Common

Stock having an aggregate Fair

Market Value equal to the Exercise Price. Following such election, the number of shares of Common Stock covered by the Warrant shall be deemed automatically reduced by the number of Exercised Shares. For purposes of the Warrant, the "Fair Market Value" shall mean the closing sales prices of Common Stock quoted on the Nasdaq National Market or, if then traded on a national securities exchange, the average closing prices of Common Stock on the principal national securities exchange on which listed or, if quoted on the Nasdaq over-the-counter system, the average of the mean of the closing bid and asked prices of Common Stock quoted on such system, in any such case on each of the ten (10) trading days immediately preceding the date of such conversion, or if not publicly traded, the fair market value per share determined by the Board of Directors of the Company in good faith.

                  3. Stock Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by the Warrant will, upon issuance, be fully paid and nonassessable and free from all liens and encumbrances. The Company covenants and agrees that, during the period within which the rights represented by the Warrant may be exercised, it shall reserve for the purpose of the issuance upon exercise of the purchase rights evidenced by the Warrant at least the maximum number of shares of Common Stock as are issuable upon the exercise of the rights represented by the Warrant.

                 4. Restrictions on Transferability of Securities; Compliance with Securities Act.

                           (a)      Restrictions on Transferability. The
Warrant and the shares of Common Stock issuable hereunder shall not be transferable except upon the conditions specified in the Section 4, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of the Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or such Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this
Section 4. Prior to the Maturity Date of the Note issued simultaneously herewith, the Warrant is subject to the transfer restrictions set forth in the Note and may not be transferred except to the transferee of such Note.

                           (b)      Restrictive Legend. Each certificate
representing (i) the Warrant, (ii) the shares of Common Stock issued upon exercise of the Warrant and (iii) any other securities issued in respect of such shares of Common Stock upon any stock split, stock dividend or similar event (collectively, the "Restricted Securities"), shall (unless otherwise permitted by the provisions of Section 4(c) below or unless such securities have been registered under the Securities Act) be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

         THESE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT

OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY
HAS

RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         Upon request of a holder of a certificate with such legend imprinted thereon, the Company shall remove the foregoing legend therefrom or, if appropriate, issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received the opinion referred to in Section 4(c) to the effect that any transfer by such holder of the securities evidenced by such certificate will be exempt from the registration and/or qualification requirements of, and that such legend is not required in order to establish compliance with the Securities Act, and if applicable, any state securities laws under which transfer restrictions on such securities had been previously imposed.

                           (c)      Notice of Proposed Transfers. The holder of
each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4(c). Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give ten (10) days prior written notice to the Company of such holder's intention to effect such transfer. Each such notice shall describe the transferee and the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 4(b) above.

                  5. Adjustment of Purchase Price and Number of Shares of
Common Stock. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

                           (a)      Consolidation, Merger, Reorganization, Etc.
If the Company at any time while the Warrant remains outstanding and unexpired shall consolidate with or merge into any other corporation, reorganize or reclassify, or in any manner change the securities then purchasable upon the exercise of the Warrant, then upon consummation thereof the Warrant shall thereafter represent the right of Warrantholder to receive, to the extent the Warrant is exercisable as provided above in Section 1, in lieu of shares of Common Stock, the cash or such number of securities to which Warrantholder would have been entitled upon consummation thereof if Warrantholder had exercised the Warrant immediately prior thereto. Upon any such event, an appropriate adjustment shall also be made to the Warrant Price, if necessary in the good faith judgment of the Board of Directors of the Company, to preserve the economic benefit intended to be conferred upon Warrantholder in accordance with its terms.

                          (b)       Subdivision or Combination of Shares;
Dividends and Distribution of Common Stock. If the Company at any time while the Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, or take a record of the holders of its

                                       3.

Common Stock for the purpose of entitling them to receive without payment a dividend payable in, or other distribution of, Common Stock or other securities, then the number of shares of Common Stock purchasable hereunder shall be adjusted to that number determined by multiplying the number of shares purchasable upon the exercise of the Warrant immediately prior to such adjustment by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision, combination, dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination, dividend or distribution. In addition, the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to such subdivision, combination, dividend or distribution by a fraction (x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such subdivision, combination, dividend or distribution, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such subdivision, combination, dividend or distribution.

                           (c)      Adjustment for Sale of Shares. If at any
time after April 7, 1998 the Company issues or sells any Additional Stock (as defined in the Company's Certificate of Designations of Series D Preferred Stock (the "Certificate of Designations")) for a consideration per share less than the then Conversion Price (as defined in Section 6(a)(i) of the Certificate of Designations), then and in each such case, the Warrant Price will be reduced to a price (calculated to the nearest cent) determined by multiplying such Warrant Price by a fraction (1) the numerator of which will be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for such issue would purchase at such Warrant Price, and (2) the denominator of which will be the number of shares of Common Stock outstanding immediately after the Additional Stock is issued or sold; provided, however, that such fraction will in no event be greater than one (1). Notwithstanding the foregoing, if after April 7, 1998 and prior to the earlier of (a) May 9, 1999 and (b) the consummation by the Company of a sale or series of related sales of any series or class of its equity securities at a common equivalent price per share of not less than $4.61 and for aggregate proceeds to the Company of at least Six Million Five Hundred Thousand Dollars ($6,500,000), the Company issues or sells any Additional Stock for a common equivalent price per share less than the then applicable Conversion Price, then and in each such case the Warrant Price will not be adjusted pursuant to the preceding sentence, but instead will be reduced to a price (calculated to the nearest cent) equal to the common equivalent price per share received by the Company for such Additional Stock. For purposes of this Section 5(c), the shares of Common Stock issuable upon conversion of the Series Preferred Stock (as defined in the Certificate of Designations) and upon exercise or conversion of all outstanding warrants, options or other securities exercisable or exchangeable for, or convertible into, Common Stock, will be deemed to be outstanding on April 7, 1998.

                           (d)      Purchase of Shares. Upon any adjustment of
the Warrant Price as provided in Section 5(c), the holder hereof shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the number of shares of Common Stock purchasable hereunder

                                       4.

immediately prior to such adjustment by a fraction (A) the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and
(B) the denominator of which shall be the Warrant Price resulting from such adjustment.

                           (e)      Certificate as to Adjustments. Upon the
occurrence of each adjustment pursuant to this Section 5, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and shall (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant and the Warrant Price in effect and
(ii) cause a copy of such statement to be mailed to Warrantholder promptly after the date when the circumstances giving rise to the adjustment occurred.

                  6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Fair Market Value of the Common Stock on the date of such exercise.

                  7. No Shareholder Rights. The Warrant, by itself and distinguished from any securities purchased hereunder, shall not entitle Warrantholder to any of the rights of a shareholder of the Company.

                  8. Registration Rights. Upon exercise of the Warrant, the Warrantholder shall have and be entitled to exercise, together with all other holders of registrable securities possessing registration rights under that certain Registration Rights Agreement dated November 13, 1995, as amended, (the "Registration Rights Agreement"), the rights of registration granted under the Registration Rights Agreement (with respect to the Shares issued upon exercise of the Warrant).

                  9. Notices. All notices and other communications from the Company to the holder of the Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of the Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.


                  10. Governing Law. The Warrant shall be governed by and construed in accordance with the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

                  11. Expiration of Warrant. This Warrant shall terminate and expire and shall no longer be exercisable on and after 5:00 P.M. on February 1, 2004.

                                       5.

                                  Attachment 1

NOTICE OF EXERCISE

TO: GIGA INFORMATION GROUP, INC.

         1. The undersigned hereby elects to purchase ______ shares of the Common Stock of Giga Information Group, Inc. pursuant to the terms of the attached Warrant, and [tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any][directs the Company to issue ______ shares, and to withhold ______ shares in lieu of payment of the Warrant Price, as described in Section 2 of the Warrant].

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                         ------------------------------
                                     (Name)


                         ------------------------------
                                    (Address)


--------------------------------           -------------------------------------
(Date)                                     (Name of Warrantholder)


                                           By:
                                           ------------------------------------

                                           Title:
                                           ------------------------------------


                                     1-I.